UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 15, 2017
(Earliest Event Date requiring this Report: May 15, 2017)
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On May 15, 2017, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release summarizing the Company's operating and financial results for the fiscal quarter ended March 31, 2017.  The press release was issued at close of market on 4:00 p.m., Eastern Time. The Company filed its Form 10-Q Quarterly Report for the fiscal quarter ended on March 31, 2017, with the Commission on May 15, 2017.

Item 7.01.    Regulation FD Disclosure

Webcast and Teleconference to Review Results and Outlook. The Company will host a live webcast and conference call on Tuesday, May 16, 2017 at 10:30 a.m. Eastern Time. During the call, management will review the financial and operating results and discuss the Company's corporate strategy and outlook, followed by a question-and answer session. The conference call can be accessed by dialing (201) 689-8562. The listen-only audio webcast can be monitored at www.capstonecompaniesinc.com.

A telephonic replay will be available from 1:30 p.m. Eastern Time, on the day of the teleconference until Tuesday, May 23, 2017. To listen to the replay of the call, dial (412) 317-6671 and enter replay pin number 13659059. Alternatively, the archive of the webcast will be available on the Company's website, view at URL: www.capstonecompaniesinc.com. A transcript will also be posted when available to the Company's website.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Capstone Companies, Inc. Press Release, dated 15 May 2017, re: financial results for fiscal quarter ended 31 March 2017

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION
Date:   May 15, 2017
By: /s/ James McClinton
Chief Financial Officer